GPS FUNDS II

GuidePath® Multi-Asset Income Allocation Fund (the “Fund”)
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Supplement dated May 28, 2025
to the Prospectus dated July 31, 2024, as amended
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This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
The section entitled “Summary Section – GuidePath® Multi-Asset Income Allocation Fund – Performance” starting on page 47 of the Prospectus is amended and restated in its entirety as shown below:
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016. The performance set forth below prior to January 19, 2016 is attributable to the previous investment strategies.
GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 2.76%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	9.71%
Worst Quarter:	Quarter ended March 31, 2020	-18.38%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Multi-Asset Income Allocation Fund – Service Shares
Return Before Taxes	9.44%	4.66%	3.41%
Return After Taxes on Distributions	7.97%	3.56%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	3.29%	2.25%
Morningstar Multi-Asset High Income Index (reflects no deduction for fees, expenses or taxes)	11.09%	1.95%	2.95%
Bloomberg Global Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	5.72%	-0.32%	0.38%
MSCI All Country World Index (ACWI)(1) (reflects no deduction for fees, expenses or taxes)	22.81%	12.27%	8.48%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investors should retain this supplement for future reference.